UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 13, 2020

MAGNA-LAB INC.
(Exact Name of Registrant as Specified in its Charter)

New York	0-21320	11-3074326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 105, Building 5, 31 Xishiku Avenue, Xicheng District, Beijing, China
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +86 (010) 6615-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes In Registrant’s Certifying Accountant.

(a)  Dismissal of Independent Certifying Accountant

On October 13, 2020, the Board of Directors dismissed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm, effective on October 13, 2020.

The report of RBSM on the consolidated financial statements of the Company as of February 28, 2019 and 2018 and for each of the two years ended February 28, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that RBSM’s audit report on the Company’s financial statements for the years ended February 28, 2019 and 2018 contained an explanatory paragraph noting there was substantial doubt about the Company’s ability to continue as a going concern given the Company’s recurring losses from operations and requirement of additional capital to fund its current operating plan.

During the most recent fiscal year ended February 29, 2020 and during the period from March 1, 2020 to October 13, 2020, the date of RBSM’s dismissal, (i) there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to such disagreement in its reports on the Company’s consolidated financial statements; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RBSM with a copy of the foregoing disclosures and requested that RBSM furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Engagement of Independent Certifying Accountant

On October 13, 2020, the Board of Directors engaged Michael T. Studer CPA P.C. (“MTS”) as the independent registered public accounting firm to review the Company’s financial statements for the fiscal quarter ending August 31, 2020.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of MTS, the Company (a) has not engaged MTS as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with MTS regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by MTS concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K, relating to the Company.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

16.1	Letter of RBSM LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magna-Lab Inc., a New York corporation

Dated: October 15, 2020	By:	/s/ Wang Jun
Wang Jun, CEO

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